SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  February 17, 2004
                                                          --------------


                             HARLEYSVILLE GROUP INC.
             -------------------------------------------------------
              (Exact name of registrant as specified in its charter)


     Delaware                    0-14697          51-0241172
-------------------------        -------          ----------
(State or other jurisdiction   (Commission          (IRS  Employer
  of  incorporation)            File  Number)      Identification  No.)


355  Maple  Avenue,  Harleysville, Pennsylvania        19438
--------------------------------------------          ---------
   (Address  of  principal  executive  offices)      (Zip  Code)


                                 (215) 256-5000
               ---------------------------------------------------
               Registrant's telephone number, including area code


                                       N/A
     ----------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Item  5.     Other  Events
------          ------------

     On February 17, 2004, A.M. Best Company issued a press release lowering the financial strength ratings to A- (Excellent) from A (Excellent) for the property/casualty pool members of Harleysville Insurance which include subsidiaries owned by Harleysville Group. Concurrently, A.M. Best has lowered the debt ratings of Harleysville Group Inc.'s existing senior notes to "bbb-" from "bbb+". The A.M. Best press release stated that the outlook for all of the ratings is "stable".


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   HARLEYSVILLE  GROUP  INC.
                                   Registrant




                                   /s/Roger  A.  Brown
February 17, 2004                -----------------------------
                                   Roger A. Brown
                                   Senior  Vice  President, Secretary
                                   and General Counsel